FUELNATION INC



                                Filing Type: 8-K
                           Description: Current Report
                            Filing Date: May 24, 2001
                      Earliest Event Date: January 13, 2001


                Primary Exchange: Over the Counter Bulletin Board
                                  Ticker: FLNTE




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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT UNDER SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported January 13, 2001

                         Commission file number 1-12350



                                 FuelNation Inc.
                 (Name of Small Business Issuer in its Charter)




          Florida                                         65-0827283
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)



         1700 North Dixie Highway, Suite 125, Boca Raton, Florida 33432
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 391-5883
                           (Issuer's Telephone Number)



                     Common Stock, par value $.01 per share
                                (Title of Class)




Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]


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Item 5.  Other Events.

Recent Sales of Unregistered Securities

1.         Regulation D Offering - December 2000
           -------------------------------------

           On January 13, 2001, the Company successfully completed a private placement pursuant to Rule 506, Regulation D under the Securities Act of 1933, as amended, of 5,216,284 shares of common stock (representing approximately 3.2% of the outstanding equity of the Company after giving effect to such offering), at $0.65 per share, for a total of $3,390,585.

           The proceeds from this offering were used in large part to repay loans already made by Triad to the Company and in order to fund operating expenses and outstanding liabilities of the Company. Remaining proceeds were used to fund general working capital of the Company.

2.         Regulation S Offering - January 2001
           ------------------------------------

           The Company had initiated pursuing a Regulation S Offering to foreign investors for the purpose of raising capital in order to fund the acquisition of companies in the fuel distribution and/or transportation business. This Regulation S Offering was primarily undertaken in the Middle East in the countries of Saudi Arabia and Bahrain. The offering price per Share was $3.00 per Share. However, the Company has abandoned this Offering at this time prior to any sales or subscriptions.

3.         Regulation D Offering - March 2001
           ----------------------------------

           In March 2001, the Company offered up to 30,000,000 shares at $1.00 per share. This offering was made pursuant to Rule 506 under Regulation D of the Securities Act of 1933. A total of 101,500 shares were sold for a total of $101,500. The proceeds from this Offering were applied to working capital. This offering closed on March 20, 2001.

                                   SIGNATURES

         In accordance with Section 13 or 15 (d) of the Securities Exchange Act of 1934, FuelNation Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FuelNation Inc.

DATE:     May 24, 2001                  By: /s/   Christopher Salmonson
                                            ----------------------------
                                            Christopher Salmonson
                                            Chairman of the Board
                                            Chief Executive Officer & President
                                            (Principal Executive Officer)

DATE:     May 24, 2001                  By: /s/   James L. Wilson
                                            ----------------------
                                            James L. Wilson
                                            Chief Financial Officer
                                            (Principal Financial Officer)


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